UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported)     October 23, 2003


                          21st Century Insurance Group
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          California                 0-6964                    95-1935264
(STATE OR OTHER JURISDICTION      (COMMISSION                (IRS EMPLOYER
      OF INCORPORATION)           FILE NUMBER)             IDENTIFICATION NO)

6301 Owensmouth Avenue
Woodland Hills, California                                     91367
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

Registrant's telephone number, including area code         (818) 704-3700


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS.

     1. On October 23, 2003, 21st Century Insurance Group issued a press release, attached as Exhibit 99.1, announcing that the Board of Directors approved the reincorporation of 21st Century Insurance Group, changing its state of incorporation from California to Delaware. Shareholders holding a majority of the voting power approved the reincorporation on October 17. The company plans to send an information statement notifying its shareholders of the transaction and, subject to obtaining the necessary approvals, expects the transaction to be effective within the next 60 days.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          21ST CENTURY INSURANCE GROUP
                                          ----------------------------
                                                  (Registrant)




Date:  October 23, 2003           By:
                                     -------------------------------------------
                                       Michael J. Cassanego, Senior Vice
                                       President and General Counsel



                                  EXHIBIT INDEX

Exhibit  No.            Description
------------            -----------

99.1 Press release of 21st Century Insurance Group, dated October 23, 2003




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